SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               September 5, 2002


                      Greenwich Capital Acceptance, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                   333-50248-02                  06-1199884
        ---------                  ------------
State or Other Jurisdiction        (Commission               (I.R.S. Employer
    Of Incorporation)              File Number)              Identification No.)



          600 Steamboat Road
        Greenwich, Connecticut                            06830
        ----------------------                           -------
    (Address of Principal Executive                     (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (203) 662-2700

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
             ------------

     The Registrant registered issuances of Greenwich Capital Acceptance, Inc. on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-90547) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $403,562,100 in aggregate principal amount of Class A, Class X, Class A-R, Class B-1, Class B-2, and Class B-3 Certificates of its Mortgage Loan Pass-Through Certificates, Series 2002-FRB1 on September 5, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 29, 2002, as supplemented by the Prospectus Supplement dated August 29, 2002 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2002, between Greenwich Capital Acceptance, Inc., as depositor (the "Depositor"), First Republic Bank, as seller and servicer (the "Seller" and the "Servicer") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The "Offered Certificates" consist of the following classes: Class A, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates. The Offered Certificates represent ownership interest in assets of the trust that consists primarily of a pool containing conventional, first lien, adjustable rate mortgages.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

 (a) Not applicable.

 (b) Not applicable.

 (c) Exhibits:

     4.1 Pooling and Servicing Agreement, dated as of August 1, 2002, between Greenwich Capital Acceptance, Inc., as Depositor, First Republic Bank, as Seller and Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Greenwich Capital Acceptance, Inc.


                                By: /s/ Vinu Phillips
                                    -------------------------------------------
                                    Name:        Vinu Phillips
                                    Title:       Vice President


Dated: September 23, 2002

                                 EXHIBIT INDEX

Exhibit No.               Description                              Page No.
-----------               -----------                              --------

4.1 Pooling and Servicing Agreement, dated as of August 1, 2002, between Greenwich Capital
             Acceptance, Inc., as Depositor, First Republic
             Bank, as Seller and Servicer and Wells Fargo
             Bank Minnesota, National Association, as
             Trustee.

                                  EXHIBIT 4.1

                        SIDLEY AUSTIN BROWN & WOOD LLP
                              787 Seventh Avenue
                           New York, New York 10019
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                        September 23, 2002


VIA EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


       Re:      Greenwich Capital Acceptance, Inc.
                Mortgage Loan Pass-Through Certificates, Series 2002-FRB1
                ---------------------------------------------------------



  Ladies and Gentlemen:

     On behalf of Greenwich Capital Acceptance, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for the Pooling and Servicing Agreement in connection with the above-referenced transaction.

                                Very truly yours,

                                /s/ Angela Vogeli

                                Angela Vogeli

Enclosure